EXHIBIT 99.1
NEWS RELEASE

Contacts
Investor Relations                                                                                                     Trade Relations
Kathleen Makrakis                                                                                                     Betty LaBaugh
Director of Investor Relations                                                                                  Public Relations Manager
203-769-8054                                                                                                                603-594-8585, ext. 3441
kmakrakis@presstek.com                                                                                          blabaugh@presstek.com

Presstek to Present at Needham & Company 11th Annual Growth Conference in New York City on January 8th 2009

Greenwich, CT – January 5, 2009 – Presstek Inc. (NASDAQ: PRST), a leading manufacturer and marketer of digital offset printing solutions, today announced that it will be presenting at the upcoming Needham & Company 11th Annual Growth Conference in New York City.  The conference is being held January 6-8, 2009 at the New York Palace Hotel.  The company’s Chairman and Chief Executive Officer, Jeff Jacobson, will be presenting on Thursday, January 8, 2009, at 8:00 a.m. Eastern Time.  A webcast of the presentation will be available at www.wsw.com/webcast/needham27/prst/  and can also be accessed from the company’s website at www.presstek.com. The webcast will be available until Thursday January 15, 2009.

About Presstek
Presstek, Inc. is a leading manufacturer and marketer of high tech digital imaging solutions to the graphic arts and laser imaging markets. Presstek’s patented DI®, CTP and plate products provide a streamlined workflow in a chemistry-free environment, thereby reducing printing cycle time and lowering production costs. Presstek solutions are designed to make it easier for printers to cost effectively meet increasing customer demand for high-quality, shorter print runs and faster turnaround while providing improved profit margins. Presstek subsidiary, Lasertel, Inc., manufactures semiconductor laser diodes for Presstek’s and external customers’ applications. For further information visit www.presstek.com, send an e-mail to info@presstek.com or call +44 20 8745 8000 (Europe) or +1 603 595 7000 (North America).

DI, Compass and Aurora Pro are registered trademarks of Presstek, Inc.

PRESSTEK

A SMARTER WAY TO PRINT

PRESSTEK
A SMARTER WAY TO PRINT

Needham Growth Conference
January 2009
Jeff Jacobson, Chairman, President & Chief Executive Officer

Safe Harbor
This presentation contains certain forward-looking statements including those dealing with the business and industry outlook. These forward-
looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated.
Factors that could cause or contribute to such risks and uncertainties include, but are not limited to, general economic and business conditions, competition, changes in technology, and various other risk factors beyond the company’s control.
These risks and uncertainties include such factors as are described in the company’s recently filed reports with the Securities and Exchange
Commission. The company wishes to caution viewers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made.

Company Overview

Americas
EAMER
Asia

PRESSTEK
A SMARTER WAY TO PRINT

4

• Founded in 1987
• Headquartered in Hudson, NH
• 620 employees (Sept. 2008)
• 2007 revenues of $247 million
• Adjusted EBITDA of $14.1
 million
• 8 New product introductions
 during 2008
• Industry experienced
 management team
• Sells in over 45 countries, with 2
 manufacturing facilities
• Over 90 distributor locations
Revenue by Region - 2007
Revenue by Product - September YTD 2008*
25.3%
Gross
Margin
13.4%
Gross
Margin
49.3%
Gross
Margin
Key Facts*
Equipment
28%
Services
17%
Consumables
55%
* Excludes Lasertel subsidiary
68%
29%
3%

$26
$65
$40
$20
DI
CTP
Traditional
Service

PRESSTEK
A SMARTER WAY TO PRINT

September 2008 YTD Revenue* By
Product Type
($ in millions)
43%
17%
27%
13%
*From continuing operations

PRST Buys Analog-Based AB Dick
Business and Precision Litho in 2004
Annualized Revenue
$ in millions
Presstek
AB DICK
Precision Litho
80
160
250
Combined

Precision
Litho
Revenue
$ in millions includes
Lasertel
2004
2007
80
250
AB DICK
Presstek
$290*
Million
*Pro forma
$255
Million
Analog-Based AB Dick Business Declining
12% Decline in Revenues since 2004 Driven By Traditional Business

Mark Levin
President Americas
Mark McElhinney
President, Lasertel, Inc.
Jeff Jacobson,
Chairman,
President and CEO
Hakan Elmali
VP Engineering
and Research
James Van Horn
VP General Counsel
Geoffrey Loftus
VP Service v
Jeff Cook
EVP Chief Financial Officer
Cathleen Cavanna
VP Human
Resources
Kathleen McHugh
VP and Chief Marketing Officer
Guy Sasson
President Europe, Africa
and Middle East Region
Stephen Degon
VP Manufacturing
Executive Team

Presstek established a solid financial footing during 2008…… in advance of global downturn. Allows for continued focus on revenue growth opportunities while others focus on restructuring
Drivers for Success
• Operational excellence; building a solid foundation for growth
• Financial strength and predictability
• Culture of accountability and meeting commitments
• Continued focus on Direct Imaging leadership
• CTP is a major opportunity
• Drive recurring revenue stream
• Full solutions provider
• Upward customer migration
• Significant international expansion through additional channels
• Strong representation with lower volume customers and
 conventional products

10

Industry Overview

Graphic Communications Industry:
$720B
Print Services:
$400B
Commercial
Print: $200B
Presstek Opportunity
Equipment = +$6B
Consumables (Plates) = +$5B
 Services = +$1B
Total Opportunity = +$12B
Source: Pira International Ltd. and Presstek, Inc. estimates
Significant Market Opportunity

Variable Content
2008
10%
of digital color work will be
versioned or personalized
Source: Frank Romano RIT
of four-color jobs are
already less than 5,000
Run Lengths
Source: Strategies for Management Commercial Print
2010
Dr. Joe Webb
80%
TODAY
Turnaround Time
Source: Frank Romano, RIT
BY 2010
of all print jobs will
be 24-hour turnaround
33%
Color Pages
By 2009
27%
Source: Info Trends/CAPV
Global Trends and Developments
growth in production
digital color page
volume

- Presstek DI® Presses
  - Image on press technology
  - High resolution, 4 color production printing
  - Hardware, media, supplies & service

- Computer-to-Plate (CTP)
  - 2,4 and 8 page platesetters
  - Hardware, media, supplies & service

- Traditional Products
  - Conventional consumables, sundries, chemistries and equipment

PRESSTEK
A SMARTER WAY TO PRINT

Presstek’s Major Product Offerings
DI Press and Computer to Plate device sales lead to on-going revenue annuities
DI Press
CTP
Digital Plates
DI is a registered trademark of Presstek

DI PRESS SWEET SPOT
+80
+60
+40
+20
+0
-20
-40
-60
-80
Increase in Orders
Decrease in Orders
<250
250-500
200-1K
1K-5K
5K-10K
10K-50K
>50K
Job Run Lengths

PRESSTEK
A SMARTER WAY TO PRINT

Market Trend for Shorter Run Lengths is Favorable for
DI
Source: InfoTrends 2008

Price per unit
$0.40
$0.30
$0.20
$0.10
$0.00
100
250
500
1,000
2,000
5,000
10,000
Print job size
Digital Offset (DI)
Digital Toner
Conventional Offset

PRESSTEK
A SMARTER WAY TO PRINT

15

DI Presses:
▪ Digital Technology
▪ Highly Automated/Quick Turnaround
▪ “Green”
▪ High Quality/Resolution
▪ Most Cost Effective Solution for Most
 Prevalent Run Lengths
DI most economical cost per page from 500
-20,000 impressions
Presstek Positioned to Capitalize on Industry Trends
Source: InfoTrends 2008

Presstek DI is the “Bridge” Between Traditional and
Digital Printing
Traditional Offset Printing
Digital (Toner) Printing
Digital
Waterless Offset
High Resolution
Fast Make-ready

Presstek Share <1%
Digital (CTP) Worldwide Plate Market - $3.7 Billion
Other
• In 2009, the digital plate market will be ~409
 m2m growing to ~512 m2m by 2013 (both
 violet and thermal technology)
• The digital plate market is dominated by 3
 major players
• Presstek has minimal share in the broader
 market…thus providing a major opportunity for
 the Company

“To be a leading, global provider
to the graphic communications market by
delivering high quality, fully integrated digital solutions
and services while forming all-encompassing
relationships with our customers.”
Presstek’s Vision

Strategy 1

Expand Globally

Strategy 2

Expand Up Market

Strategy 3

Integrated Solutions

PRESSTEK
A SMARTER WAY TO PRINT

Expand into new markets and enhance
our current go to market
Build our DI and CTP portfolio to drive
growth into larger segments; and, expand
the traditional segment to include the 1-19
employee segment
Provide integrated solutions (equipment,
workflow and consumables) to enable
forming all encompassing relationships
with our customers
Presstek Growth Strategies

Commercial Print
<50 employees
<$10 million
<100 employees
<$25 million
>100 Employees
>$25 million
Service
Consumables
Workflow
Digital Printing
Plates
CTP

PRESSTEK
A SMARTER WAY TO PRINT

Presstek 2007
Quick print, In-Plant Gov/Educational
< 20 employees < $ 3 million

# of New Products
8
7
6
5
4
3
2
1
0
2005
2006
2007
2008

PRESSTEK
A SMARTER WAY TO PRINT

•Pathway
•Compass
•Aurora Pro
•Vector FL52
•Konica Minolta
•Latitude
•Dynagram Imp02
•Dimension Pro
•Screen Platerite
•Momentum RIP
•52DI
•Anthem Pro
•Momentum Pro
New Product Introductions & Partnerships

Job Submission
CSR
Customer
CRM/MIS
Workflow System
Web-to-Print
Proofing
Offset Printing
Print Runs:
10,000 +
Digital Printing
Print Runs:
up to 500
DI' Printing
Print Runs:
250 – 20,000
(Majority of Print Runs)

PRESSTEK
A SMARTER WAY TO PRINT

Presstek Latitude, Presstek PathWay,
Dynagram Inp02
Konica Minolta BizhubC6500
Presstek Compass 4000 and 8000,
Aurora Pro plate,
Vector FL52 and Freedom Pro plate
Presstek PressSense
and Direct Proof
2008 Portfolio Expansion of Digital Solutions
Customers today require complete solutions…and Presstek is quickly building a robust set of product offerings to meet these needs

Plates
CTP
Commercial Print
<50 employees
<$10 million
<100 employees
<$25 million
100+ employees
>$25 million

PRESSTEK
A SMARTER WAY TO PRINT

Quick print, In-Plant Gov/Educational
< 20 employees < $ 3 million
Portfolio Gap…focusing on both organic and
inorganic solutions to fill this gap

24

2008 Highlights

25

▪ Implemented beginning October 2007: Largely completed
 in early 2008…timing turned out to be particularly critical
▪ $20 million of annual savings targeted by 2009: Expect
 to achieve $25 million…headcount (excluding Lasertel) down 14% at end of
 September 2008
▪ Targeted cash flow improvements of $25 million: Net
 Debt reduced $23.7 M, or 64% by end of September 2008 from high point at end of Q1 2007
Successful Business Improvement Plan
While not immune to the global downturn, Presstek is well
positioned to not only survive, but emerge as a stronger player

*from continuing operations
2008 September YTD Financial Highlights*
• Gross Margin dollars of $52.7M increased by $2.3M from 2007 despite revenue decline; Margins increased from 27% to over 34% in 2008
• OPEX of $46.8 M declined 23% from 2007, or $13.7M
• Operating profit of $5.9M increased by $16.0 M from 2007
• EPS was $0.07 per share, an increase of $0.30 per share
• Debt net of cash reduced to $13.3 M by end of Q3 2008, down 64%
 ($23.7) from the high point during March 2007
• Headcount levels (excluding Lasertel) reduced 14% since the beginning of the BIP program

6
4
2
0
-2
-4
-6
-8
-10
-12
YTD Sept.2007
YTD Sept. 2008

35
30
25
20
15
10
5
0
YTD Sept. 2007
YTD Sept. 2008

10
5
0
-5
-10
-15
-20
-25
YTD Sept 2007
YTD Sept. 2008

PRESSTEK
A SMARTER WAY TO PRINT

Operating Income
Debt, Net of Cash
GAAP EPS
Year-to Date September 2008 Performance*
+$16
million
57% Reduction
(64% reduction since
March 2007)
+30 cents
*from continuing operations

Other 2008 Highlights
• Major Legal issues settled: Securities Class Action Lawsuit, Reda, Fuji & Creo
• Expansion into larger customers: Friesens Corporation, Southwest Precision
 Offset, Straub Druck (Germany), and Harty Press
• New leader of National Account Sales in U.S. making good
 progress: The large account funnel is building
• Five new industry partnerships launched during 2008: a market leading
 OEM CTP provider, Konica Minolta, EskoArtwork, Press-sense, and Dynagram
• Launched large number of new products in 2008: especially compared to lack of new offerings in prior years
• Lasertel Strategic Direction: have commenced process to market; non-core business, will enhance focus on key strategic priorities

- Invest in key growth initiatives….new and enhanced products, sales and technical resources
- Additional cost reductions aggregating $4.0 M implemented at year end 2008 to help offset continued economic weakness
- Continued emphasis on positive cash flow…sale of Lasertel business will accelerate our progress
- Commercialize several key DI product line extensions (Coaters, UV)…initial 2008 market acceptance is very positive
- Focus on plate growth….a major opportunity! Aurora Pro has great potential; Grow Compass and Dimension Pro CTP products……market leaders
- European expansion…Guy Sasson joined effective January 5, 2009. Will expand sales coverage
- Accelerate growth into larger customers…continued major focus in 2009…….. draws CTP with it
- Stem the erosion of traditional business. Continue to stem loss of Service business….definite progress in 2008 on DI and CTP attachment rates

PRESSTEK
A SMARTER WAY TO PRINT

Leading into 2009….Tactical Actions for Future Growth
Continue to exercise strong fiscal control while planting additional seeds for growth

IT’S ALL ABOUT PROFITABLE GROWTH!
Summary
• 2008 was a key transformational year for Presstek
• Initiated significant cost reductions in advance of weakened economy
• Reduced net debt from 1Q 2007 level of $37 million to $13.3 million;
 continue to expect to be net debt free by end of 2009
• Strategy developed and product portfolio expanded in 2008; Plate portfolio still a significant area of opportunity
• Creating a culture of commitment and accountability
• Cost structure is in place for significantly increased profitability when economy improves